UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2020

ManTech International Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-49604	22-1852179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2251 Corporate Park Drive	Herndon	VA	20171
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (703) 218-6000

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	MANT	Nasdaq

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 4, 2020, the Compensation Committee of the Board of Directors (Compensation Committee) of the Company approved the 2020 Executive Incentive Compensation Plan (2020 Plan), in which the Company’s executive officers, including the Company’s named executive officers (NEOs), participate with the exception of Mr. George Pedersen, our Executive Chairman. The 2020 Plan includes potential performance goals for participants based on the following criteria at each of the Company level and business group level: revenue; earnings before interest and taxes; and contract bookings. The inclusion and weighting of particular performance goals varies depending on the participant. The 2020 Plan provides for target incentive payment amounts for each participating executive officer at 85% of such officer’s 2020 base salary (with the exception of Mr. Phillips, whose target incentive payment is equal to 100% of his 2020 base salary). Based on actual results in 2020 the potential payouts under the 2020 Plan may range from 0% to 175% of the executive officers’ respective target incentive payment amounts. The description of the 2020 Plan set forth herein is qualified in its entirety by reference to the full text of the 2020 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On March 4, 2020, the Compensation Committee approved grants of equity awards to our NEOs (other than Mr. Pedersen), with such awards to be made effective and granted on March 15, 2020. The grants consisted of time-based restricted stock units (time-based RSUs), which vest in one-third increments on each of the first, second, and third anniversary of the date of the grant, subject in each case to the continued employment of the award recipient through the applicable vesting date.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

10.1	ManTech International Corporation 2020 Executive Incentive Compensation Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANTECH INTERNATIONAL CORPORATION

	By:	/s/ Michael R. Putnam
Date: March 10, 2020	Name:	Michael R. Putnam
	Title:	Senior VP - Corporate & Regulatory Affairs